                                                                    Exhibit 99.1
                                                                    ------------

                            RESTRUCTURING AGREEMENT


          This RESTRUCTURING AGREEMENT (the "Agreement") dated as of August 22, 2001 is entered into among Switchboard Incorporated, a Delaware corporation (the "Company"), Viacom Inc., a Delaware corporation (as successor to CBS Corporation, "Viacom"), and ePresence, Inc., a Massachusetts corporation (formerly known as Banyan Systems Incorporated, "Epresence").

          WHEREAS, Viacom owns (i) 7,488,560 shares (the "Viacom Owned Common Stock") of Common Stock of the Company, $0.01 par value per share (the "Common Stock"), one share of Series E Special Voting Preferred Stock of the Company, $0.01 par value per share (the "Viacom Owned Preferred Stock" and, together with the Viacom Owned Common Stock, the "Viacom Owned Stock"), (iii) Common Stock Purchase Warrant No. SB-CBS-#1 to purchase up to 1,066,174 shares of Common Stock at a per share exercise price of $1.00 issued by the Company on June 30, 1999 (the "June 30 Warrant") and (iv) Common Stock Purchase Warrant No. SB-CBS- #2 to purchase up to 763 shares of Common Stock at a per share exercise price of $1.00 issued by the Company on July 1, 1999 (the "July 1 Warrant" and, together with the June 30 Warrant, the "Warrants");

          WHEREAS, the Company, Viacom and ePresence are parties to (i) the Common Stock and Warrant Purchase Agreement dated as of June 1, 1999, as amended (the "Purchase Agreement"), (ii) the Advertising and Promotion Agreement dated as of June 30, 1999 (the "Advertising Agreement"), (iii) the Right of First Refusal Agreement dated as of June 30, 1999 (the "ROFR Agreement"), (iv) the Termination of Stockholders' Voting Agreement dated as of January 1, 2001 (the "Voting Agreement") and (v) the Financial Reporting Agreement dated as of January 28, 2000 (the "Reporting Agreement");

          WHEREAS, the Company and Viacom are parties to (i) the Registration Rights Agreement dated as of June 30, 1999 (the "Registration Rights Agreement") and (ii) the License Agreement dated as of June 30, 1999 (the "License Agreement");

          WHEREAS, Viacom wishes to reconvey to the Company, and the Company wishes to acquire from Viacom, the Viacom Owned Stock, and Viacom and the Company wish to amend the Warrant to reduce the number of shares of Common Stock issuable upon exercise of the Warrants to an aggregate of 533,468 shares and Viacom wishes to waive its demand registration rights under the Registration Rights Agreement, in each case on the terms and conditions set forth herein;

          WHEREAS, the Company has ordered from Viacom, and Viacom will provide to the Company, advertising and promotion on certain of Viacom's media properties in the amount of $7,499,376 pursuant to the Advertising Agreement or as otherwise provided herein and as set forth in the Q3 Media Plan agreed to between the Company and Viacom and delivered herewith (the "Media Plan"); and

          WHEREAS, Viacom, ePresence and the Company, as applicable, wish to terminate the Purchase Agreement, the Advertising Agreement, the ROFR Agreement, the Voting Agreement, the License Agreement and, as between the Company and Viacom, the Reporting Agreement, in each case on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

          Section 1.  Termination.  Effective as of the Closing (as defined in
                      -----------
Section 11 of this Agreement) and to the extent not already terminated pursuant to their respective terms, the Purchase Agreement, the Advertising Agreement, the ROFR Agreement, the Voting Agreement and, as between the Company and Viacom, the Reporting Agreement, shall be terminated in full and shall be of no further force and effect. Thereafter, other than as between the Company and ePresence under the Reporting Agreement, none of the parties thereto shall have any further rights or obligations under such terminated agreements and each party's rights and obligations are as set forth in this Agreement.

          Section 2.  Shares.  Effective as of the Closing:
                      ------

          (a) Viacom shall convey to the Company, and the Company shall acquire from Viacom, all right, title and interest in and to the Viacom Owned Stock.

          (b) The June 30 Warrant shall be amended and restated in its entirety in the form attached hereto as Exhibit A:

          (i) so as to be exercisable for up to 533,468 shares of Common Stock at a per share exercise price of $1.00 ;

          (ii) by adding a new paragraph (d) to Section 1 thereof to read in full as follows:

          "(d) Notwithstanding anything to the contrary in paragraph (a) above, upon exercise of this Warrant, in whole or in part, the Registered Holder may elect to receive a reduced number of Warrant Shares in lieu of tendering the Purchase Price in cash. In such case, the number of Warrant Shares to be issued to the Registered Holder shall be computed using the following formula:

                    X = Y(A-B)
                        ------
                          A

                X = the number of Warrant Shares to be issued to the Registered Holder ;
                Y = the number of Warrant Shares for which the election to exercise is being made;

                 A = the Market Price (as defined below) of one share of Common Stock, $.01 par value per share, of the Company on the trading day immediately prior to the Exercise Date; and B = the Purchase Price.

          "Market Price" per share of Common Stock of the Company means (i) the volume weighted average closing sale price per share for the five consecutive trading days preceding the date of determination as reported on the NASDAQ National Market System or, if such shares are primarily traded on any other national securities exchange, as reported by such exchange, or (ii) if the shares of Common Stock are not traded on any national securities exchange, the fair market value of such share of Common Stock as determined in good faith by the Board of Directors of the Company."; and

          (iii) by adding at the end of Exhibit I thereof, immediately prior to the signature lines, the following:

          "Alternatively, the undersigned, pursuant to the cashless exercise provisions set forth in Section 1(d) of the attached Warrant (No.__), hereby irrevocably elects to purchase ___________ shares of Common Stock covered by such Warrant, less ___________ such shares, in lieu of tendering the Purchase Price referred to therein."

          (c)  Viacom irrevocably waives any and all rights it has pursuant to
               Section 2.1 of the Registration Rights Agreement.

          (d) The July 1 Warrant shall be cancelled in its entirety and shall thereafter be of no further force or effect.

          Section 3.  Mutual Releases.  Effective as of the Closing (except in
                      ---------------
the case of the License Agreement, for which this Section 3 is effective as of the License End Date (as defined below)), each of Viacom, the Company and ePresence hereby releases and discharges, absolutely and forever, any and all claims, causes of action, obligations, covenants, agreements, representations, warranties, losses, damages, fees, expenses, judgments and liabilities of each and every kind ("Claims") such party has ever had, now has, or may hereafter have, directly or indirectly, against the other parties, or any person or entity directly or indirectly controlling, controlled by, or under common control with any such party or any or all of such other party's past and present officers, directors, agents, shareholders, employees, attorneys, representatives, successors, heirs and assigns (each such person or entity being an "Affiliate"), arising out of or relating to the Purchase Agreement, the Advertising Agreement (including, without limitation, any Claims relating to or arising out of the pricing applied by Viacom to the placement of advertising and promotion), the ROFR Agreement, the License Agreement (solely as between the Company and Viacom), the Voting Agreement, the Stockholders' Voting Agreement dated as of June 30, 1999 by and among Viacom, ePresence and the Company, and, as between the Company and Viacom, the Reporting Agreement, and the transactions contemplated by such agreements; provided that such release and discharge shall not include any Claims arising under this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, effective as of the Closing (except in the case of the License Agreement, for which this Section 3 is effective as of the License End Date), each of Viacom, the Company and ePresence hereby give such release and discharge regardless of whether such Claims or the consequences thereof or the facts on which they are based are known or unknown, anticipated or unanticipated, absolute or contingent, and whether or not such Claims could have been asserted at the time of the execution of this Agreement. Nothing in this Agreement is intended or shall be deemed or construed as an admission of liability by any party hereto and each party hereto expressly denies any and all liability relating to any and all Claims to be released and discharged under this Agreement.

          Section 4.  Advertising and Promotion.  (a)  The Company hereby has
                      -------------------------
the right to order, and Viacom shall use its commercially reasonable efforts to arrange for the placement of, advertising and promotion of the Switchboard Site to be aired during the period from the date hereof until September 30, 2001 (the "Airing Period"), having an aggregate value of $7,499,376 ("Q3 Advertising"), pursuant to the Advertising Agreement and in accordance with the Media Plan.
The "annual media plan" referred to in Section 2.1 of the Advertising Agreement shall not be applicable to the Q3 Advertising. The Company shall not be permitted to defer any of the Q3 Advertising, including pursuant to Section 2.1 of the Advertising Agreement. Notwithstanding Section 2.1(b) of the Advertising Agreement, the pricing to be applied to the airing of the Q3 Advertising set forth in the Media Plan shall be generally consistent with the pricing Viacom has applied with respect to advertising and promotion aired for the Company up to and including the date of this Agreement, which pricing methodology Viacom and the Company acknowledge is fair. Except as specifically modified hereby, the advertising and promotion that is contemplated to be aired during the Airing Period shall be provided subject to all the terms and conditions set forth in the Advertising Agreement. Viacom and the Company hereby agree that the Q3 Advertising is subject to preemption in accordance with Viacom's policies and practices in the ordinary course of business consistent with past practices.

          (b) If the Company fails for any reason to order the full $7,499,376 of Q3 Advertising for airing during the Airing Period, such unordered Q3 Advertising shall be permanently forfeited; provided, however, that in the event any portion of the Q3 Advertising ordered (with commercially reasonable lead time) by the Company for airing during the Airing Period remains unaired as a result of Viacom's failure to air such Q3 Advertising, the Company shall be permitted to order, and Viacom shall be required to use its best efforts to arrange (provided the Company provides Viacom commercially reasonable lead time) for the placement of, such remaining unaired Q3 Advertising (such remaining unaired Q3 Advertising, the "Post-Closing Advertising") during the six month period following the Closing, pursuant to the terms set forth in Section 4(c) below. Upon the earlier of the date on which such Post-Closing Advertising is aired in full and the end of such six month period (the "Final Time"), Viacom's obligations under this Section 4 hereby are terminated in full and neither Viacom nor the Company shall have any further rights or obligations under this Section 4.

          (c) Viacom shall arrange for the placement of the Post-Closing Advertising subject to the following terms and conditions:

          (i) Viacom and the Company hereby agree that the Post-Closing Advertising shall conform to the restrictions or requirements set forth in the CBS License Guidelines and Restrictions (as such term is defined in the License Agreement), it being understood that even if the License Agreement is terminated prior to the Final Time, such restrictions or requirements are still in force and effect as to the Post-Closing Advertising.

          (ii) Viacom and the Company hereby agree that (A) Viacom makes no audience guarantees, (B) there are no make-goods, and (C) no party hereto has any audit rights except solely to confirm whether the Post-Closing Advertising, or any portion thereof, has been aired.

          (iii) Viacom and the Company hereby agree that the Post-Closing Advertising is subject to preemption in accordance with Viacom's policies and practices in the ordinary course of business consistent with past practices.

          (iv) Viacom and the Company agree that Viacom will not charge the Company for the Post-Closing Advertising.

          (d) Effective as of the Final Time, each of Viacom and the Company hereby releases and discharges, absolutely and forever, any and all Claims such party has ever had, now has, or may hereafter have, directly or indirectly, against such other party, or any Affiliate thereof, arising out of or relating to the pricing applied by Viacom to its placement of the Post-Closing Advertising, provided that such pricing is generally consistent with the pricing Viacom has applied with respect to advertising and promotion aired for the Company up to and including the date of this Agreement, which pricing methodology each of Viacom and the Company acknowledges is fair, and provided further that neither Viacom nor the Company shall be entitled to recover any damages for any Claim arising under or relating to the Post-Closing Advertising other than monetary damages, which monetary damages (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses in connection with any Claim) shall not exceed the sum of (x) the Post-Closing Advertising, if any, that remains unaired as of the Final Time and (y) all Claims by the Company that the pricing applied by Viacom to its placement of the Post-Closing Advertising was not generally consistent with the pricing Viacom has applied with respect to advertising and promotion aired for the Company up to and including the date of this Agreement. Without limiting the foregoing, effective as of the Final Time, each of Viacom and the Company shall give such release and discharge regardless of whether such Claims or the consequences thereof or the facts on which they are based are known or unknown, anticipated or unanticipated, absolute or contingent, and whether or not such Claims could have been asserted on or before the Final Time.

          (e) In the event this Agreement is terminated pursuant to Section 12 of this Agreement, neither Viacom nor the Company shall be entitled to recover any damages for any

Claim arising under this Section 4 and/or the Advertising Agreement (with respect to the Q3 Advertising) other than monetary damages, which monetary damages (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses in connection with any Claim) shall not exceed the sum of (A) the Q3 Advertising, if any, that remains unaired as of such termination date and (B) all Claims by the Company that the pricing applied by Viacom to its placement of any Q3 Advertising that has aired up to such termination date was not generally consistent with the pricing Viacom has applied with respect to advertising and promotion aired for the Company up to and including the date of this Agreement.

          Section 5.  License Agreement.  (a)  Immediately following the
                      -----------------
Closing, the Company shall use its commercially reasonable efforts to cease all uses of the CBS Marks (as defined in the License Agreement) in connection with the name and operation of the Switchboard Site (as defined in the License Agreement) and any other uses permitted under the License Agreement. In any event, no later than three months after the Closing, the Company shall cease all uses of the CBS Marks in connection with the name and operation of the Switchboard Site and any other uses permitted under the License Agreement. In connection with the foregoing, the Company shall remove, erase or destroy the CBS Marks from the Switchboard Site or any other use by the Company within a commercially reasonable time following the Closing, but in no event shall any such material remain in use by the Company more than three months after Closing, and, at Viacom's written request, the Company shall furnish Viacom with commercially acceptable evidence of such removal, erasure or destruction reasonably satisfactory to Viacom.

          (b) The Company shall have no ownership or other rights in the CBS Marks, except in accordance with and to the extent of the License Agreement. The Company acknowledges that the CBS Marks are trademarks owned or controlled by Viacom or one of its subsidiaries and that all uses by the Company of such CBS Marks shall inure to Viacom or such subsidiary's benefit. Subject to
               Section 5(c) below, in the event that the Company shall create or shall have created any proprietary right in any CBS Marks as a result of the exercise by the Company of any right under the License Agreement or hereunder, such proprietary right shall immediately vest in Viacom (or its designated subsidiary) and the Company shall cease using such proprietary right in accordance with paragraph (a) above.

          (c) Viacom or one of its subsidiaries and the Company shall continue to be joint owners of the Joint URL(s) (as defined in the License Agreement). After the Closing, neither Viacom (or such subsidiary) nor the Company shall have the right to use or promote the Joint URL(s) or any other URL containing the name or trademark of the other party, except that:

               (i) for a period of three months following the Closing (the "Forwarding Period"), Internet users who input the Identifying URL (as defined in the License Agreement) shall be automatically forwarded (by the Company) to the Switchboard Site; and

               (ii) for a period of three months following the Forwarding Period, Internet users who input the Identifying URL will be automatically forwarded (by the Company) to a screen substantially in the form attached hereto as Exhibit B or as subsequently mutually agreed between the Company and Viacom.

     Thereafter, the Company and Viacom shall cease all use of the Joint URL(s) and remove, erase or destroy all uses thereof in accordance with the provisions of paragraph (a) above applicable to the CBS Marks. On or prior to the License End Date (as defined below), as mutually agreed upon by the Company and Viacom, the Company shall transfer its registration of the Joint URL(s) to Viacom. The Company agrees to, no later than the second monthly anniversary of the Closing, submit the transfer registration application to Viacom for the purpose of allowing Viacom to submit such application to the appropriate registrar, it being understood that Viacom shall not submit such application prior to the License End Date. Prior to the expiration of the registration of the Joint URL(s), Viacom shall file an application to renew the Joint URL(s) solely in its name but hereby agrees not to use the Joint URL(s) in any manner whatsoever. For the avoidance of doubt, and not for the purpose of limitation, Viacom shall not post any content on the Joint URL(s). Upon its renewal of the Joint URL(s) pursuant to this Section 5(c), Viacom shall, at its expense and for a period of two (2) years from the date of this Agreement, take such actions as are (A) reasonably necessary or desirable to maintain the registration of the Joint URL(s) and (B) in its sole discretion, necessary or desirable to protect and enforce its rights in the Joint URL(s). Viacom shall promptly notify the Company if at any time between the second anniversary of the Closing and the fourth anniversary of the Closing, Viacom determines that it will not maintain its registration of the Joint URL(s).

          (d) On the earlier of (x) the date on which the Company notifies Viacom in writing that the Company has ceased all use of the CBS Marks and the Joint URLs and (y) the three month anniversary of the Closing (such earlier date, the "License End Date"): (1) the License Agreement hereby is terminated in full and shall be of no further force and effect; and (2) thereafter, neither the Company nor Viacom shall have any further rights or obligations under the License Agreement.

          Section 6.  Stockholder Meeting; Proxy Material.  The Company shall
                      -----------------------------------
cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of obtaining the stockholder approval required to satisfy the closing condition set forth in Section 11(b)(i) of this Agreement. Subject to the fiduciary obligations of the Company's directors under applicable Delaware law, the Company Proxy Statement (as defined in Section 10(d)) shall indicate the approval by the Board of Directors of the transactions contemplated by this Agreement and the recommendation of the Board of Directors of the Company to the Company's stockholders that they vote in favor of the approval of the transactions contemplated by this Agreement. In connection with such meeting, the Company will (i) promptly prepare and file with the SEC (as defined in Section 10(d)), use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Company Proxy Statement and all other proxy materials for such meeting, (ii) solicit from its stockholders proxies in favor of the approval of the transactions contemplated hereby and use its best efforts to obtain the necessary approvals by its stockholders of the transactions contemplated hereby and (iii) otherwise comply with all legal requirements applicable to such meeting. The Company, Viacom and ePresence shall cooperate with each other in the preparation of the Company Proxy Statement, including, without limitation, as follows: (1) Viacom and ePresence shall furnish to the Company information reasonably required in connection with the Company Proxy Statement; and (2) the Company shall permit Viacom and ePresence to review all drafts of the Company Proxy Statement and any related materials prior to distribution to third parties or filing thereof, and the Company shall provide copies thereof to Viacom and ePresence reasonably prior to any such distribution or filing.

          Section 7.  Further Assurances.  Subject to the terms and conditions
                      ------------------
of this Agreement, the Company, Viacom and ePresence will use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations or otherwise to consummate the transactions contemplated by this Agreement, and execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby.

          Section 8.  Public Announcements.  None of the Company, Viacom or
                      --------------------
ePresence will issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, except to the extent such party reasonably believes such press release or public statement is required by applicable law or stock market regulations; provided, however that the Company, Viacom and ePresence may make reasonable public statements consistent with prior public statements otherwise permitted under this Section 8. Subject to receiving each other party's consent consistent with this Section 8, the Company shall issue a press release relating to this Agreement no later than two (2) business days after the date hereof.

          Section 9.  Confidentiality.  (a) Each of Viacom and the Company
                      ---------------
acknowledges and agrees that it has disclosed, and may in the future disclose, certain confidential information, including, but not limited to, information concerning any other party's online services and web sites, technology, software, tools or business, or plans for the future in connection with any of the foregoing, information concerning customers, suppliers, personnel and other business relationships, sales and marketing plans, financial information and other confidential information, all of which shall be deemed "Confidential Information" for the purposes of this Section 9 if, with respect to such information disclosed in tangible form, it is or was marked "Confidential" or its equivalent, and if disclosed orally or visually, it is or was identified as confidential at the time of disclosure.

     (b) For a period of three years from the date of receipt of Confidential Information under this Agreement or under the agreements referred to in this Agreement, or in perpetuity with respect to source code or related documentation, the receiving party agrees to protect the confidentiality of the disclosing party's Confidential Information with at least the same degree of care that it utilizes with respect to its own similar proprietary information, but in no event less than a reasonable standard of care, including without limitation agreeing:

          (i) Not to disclose or otherwise permit any other person or entity access to, in any manner, the Confidential Information, or any part thereof in any form whatsoever, except that such disclosure or access shall be permitted to (A) an employee or consultant of the receiving party requiring access to the Confidential Information in the course of his or her employment or consulting services in connection with this Agreement or the agreements referred to in this Agreement and who has agreed in writing to maintain the confidentiality of the Confidential Information in the receiving party's possession; or (B) a director, legal advisor or financial advisor of the recipient party hereunder, provided that such parties are bound to maintain the confidentiality of such information and provided further that they are permitted to use such Confidential Information only for the purposes of carrying out their fiduciary or other advisory responsibilities on behalf of the party hereto from which it received such Confidential Information;

          (ii) Not to use the Confidential Information for any purpose other than to carry out the purposes of this Agreement; and

          (iii) To be responsible for any breach of the confidentiality obligations set forth in this Section 9 by any third party to whom such receiving party has disclosed Confidential Information.

          (c) Nothing in this Section 9 shall restrict the receiving party with respect to information or data, whether or not identical or similar to that contained in the Confidential Information, if such information or data: (i) was rightfully possessed by the receiving party before it was received from the disclosing party; (ii) is independently developed by the receiving party without reference to the disclosing party's information or data; (iii) is subsequently furnished to the receiving party by a third party not under any obligation of confidentiality with respect to such information or data, and without restrictions on use or disclosure; or (iv) is or becomes public or available to the general public otherwise than through any act or default of the receiving party.

          (d) Nothing in this Section 9 shall prevent any party hereto from disclosing any Confidential Information required, in such party's reasonable opinion, to be disclosed by law, stock market regulation or other compulsory legal process, subject to prior written notice to the applicable disclosing party.

          Section 10.  Representations and Warranties.  Each party (except where
                       ------------------------------
only a specific party or parties are identified) hereto represents and warrants to the other parties hereto as follows:

          (a)    Organization and Qualification. Such party is a corporation
                 ------------------------------
     duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a material adverse effect on such party or such party's ability to perform its obligations under this Agreement or the other instruments and agreements contemplated hereby.

          (b)  Authorization.  (i) The execution, delivery and performance by
               -------------
     such party of this Agreement, and the consummation by such party of the transactions contemplated hereby, are within such party's corporate powers and have been duly authorized by all necessary corporate action on the part of such party, except, with respect to the Company, for the authorization of the Company's stockholders set forth as a closing condition in Section 11(b)(i). This Agreement has been duly executed and delivered by such party and this Agreement constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms.

               (ii) The Company represents and warrants that (A) a special committee of its Board of Directors comprised of non-Viacom appointed directors has determined that the transactions contemplated hereby are fair to and in the best interests of the stockholders of the Company, (B) the special committee has recommended that the Board of Directors approve the transactions contemplated hereby, (C) the Board of Directors has determined, in reliance upon, among other things, such recommendation from the special committee that the transactions contemplated hereby are fair to and in the best interests of the stockholders of the Company, and (D) on such basis, among other things, the Board of Directors has resolved to recommend that the stockholders of the Company authorize the transactions contemplated hereby.


          (c)  No Conflicts. (i) The execution, delivery and performance by such
               ------------
     party of this Agreement, and the consummation by such party of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency, official or authority, domestic, foreign or supranational, other than: (A) solely with respect to the Company, compliance with any applicable requirements of the NASDAQ National Market System, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other applicable securities laws, whether federal, state or foreign; and (B) any actions or filings the absence of which would not have, individually or in the aggregate, a material adverse effect on such party or such party's ability to perform its obligations under this Agreement or the other instruments and agreements contemplated hereby.

               (ii) The execution, delivery and performance by such party of this Agreement, and the consummation of the transactions contemplated hereby, do not (A) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of such party, (B) assuming compliance with the matters referred to in Section 10(c)(i) and satisfaction of the closing condition set forth in
               Section 11(b)(i), contravene, conflict with or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order, or decree applicable to such party or any of its subsidiaries, (C) require any consent or other action by any person or entity under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such party or any of its subsidiaries is entitled under, any provision of any agreement or other instrument binding upon such party or any of its subsidiaries or any of their assets or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of such party and its subsidiaries or (D) result in the creation or imposition of any lien or encumbrance on any asset of such party or any of its subsidiaries, except for such contraventions, conflicts, violations and breaches referred to in clause (B) and for such failures to obtain any such consent or other action and for such defaults, terminations, cancellations, accelerations, changes, losses, liens and encumbrances referred to in clauses (C) or (D) that would not have, individually or in the aggregate, a material adverse effect on such party or such party's ability to perform its obligations under this Agreement or the other instruments and agreements contemplated hereby.


          (d)   Disclosure Document. (i) The Company represents and warrants
                -------------------
     that the proxy of the Company to be filed with the Securities and Exchange Commission (the "SEC") in connection with the transactions contemplated hereby (the "COMPANY PROXY STATEMENT") and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended. The Company represents and warrants that (other than with respect to written information supplied by Viacom and ePresence for inclusion in the Company Proxy Statement, as to which the Company makes no representation or warranty), at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time such stockholders vote on the transactions contemplated hereby, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (ii) Each of Viacom and ePresence represents and warrants that the information with respect to Viacom and ePresence, respectively, that Viacom and ePresence, respectively, furnishes to the Company in writing specifically for use in the Company Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which there were made, not misleading at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time such stockholders vote on the transactions contemplated hereby.

          (e)   Confidentiality. Each of the Company and Viacom represents and
                ---------------
                warrants that it has complied in full with Section 12 of the Advertising Agreement.

          (f)   Ownership of Equity. Viacom represents and warrants that it is
                -------------------
                the record, legal and beneficial owner of the Viacom Owned Stock and the Warrants, free and clear of any and all conditions, restrictions, liens, charges, encumbrances, options and adverse claims or rights whatsoever (collectively, "LIENS"), except for such Liens arising under federal or state securities laws. Viacom further represents and warrants that, as of the date of this Agreement and as of the record date for the Company Stockholder Meeting, the Viacom Owned Stock constitutes all of the outstanding voting securities of the Company beneficially owned by Viacom.

          (g)   Successor in Interest. Viacom represents and warrants that it is
                ---------------------
                the successor to the rights and obligations of CBS Corporation under the Purchase Agreement, the Advertising Agreement, the ROFR Agreement, the Reporting Agreement and the License Agreement.

          (h)   No Known Infringement. Viacom represents and warrants that, to
                ---------------------
                its knowledge, the Company's use of the CBS Marks in accordance with the License Agreement or this Agreement will not infringe upon the rights of any third party.

          Section 10A.  No Transfer.  Viacom shall not prior to the Closing sell
                        -----------
or otherwise transfer or encumber or otherwise restrict any or all of the Viacom Owned Stock, any or all of the Warrants or any or all right, title or interest in the Viacom Owned Stock or the Warrants.

          Section 11.  Closing; Closing Conditions.  (a) Closing.  (i) Upon the
                       ---------------------------       -------
satisfaction or waiver (in the case of the waiver of the condition set forth in Section 11(b)(i) below, the waiver of each party hereto) of all the conditions to closing set forth in paragraph (b) below, the transactions contemplated by this Agreement shall be consummated at a closing (the "CLOSING") to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, MA 02109, at 10:00 a.m. on (1) the later of (x) the second Business Day following the satisfaction of all the conditions to closing set forth in paragraph (b) below and (y) the earlier of September 30, 2001 and the date on which the Q3 Advertising shall have been aired in full, or (2) at such other time, place or date as shall be agreed upon by the parties to this Agreement.

          (ii)  At the Closing, Viacom shall deliver, or cause to be delivered:
                (1) to the Company, (A) all certificates evidencing the Viacom Owned Stock, along with such other stock transfer documentation reasonably acceptable to the Company; (B) the original June 30 Warrant and the original July 1

                 Warrant, each marked "CANCELLED"; (C) a receipt for the amended and restated June 30 Warrant; and (2) to the Company and ePresence, as applicable, the other documents required to be delivered by Viacom pursuant to paragraph (b) below.

          (iii) At the Closing, the Company shall deliver, or cause to be delivered: (1) to Viacom, (A) a receipt for the stock certificates referred to in Section 11(ii)(1)(A) above; (B) an executed amended and restated June 30 Warrant in the form attached hereto as Exhibit A; and (2) to Viacom and ePresence, as applicable, the other documents required to be delivered by the Company pursuant to paragraph (b) below.

          (iv) At the Closing, ePresence shall deliver, or cause to be delivered, to the Company and to Viacom, as applicable, the documents required to be delivered by ePresence pursuant to paragraph (b) below.

          (b)    Closing Conditions. (i) The obligations of the Company, Viacom
                 ------------------
     and ePresence to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the condition that the transactions contemplated hereby shall have been authorized by at least 66 2/3 % of the outstanding Common Stock of the Company which is not beneficially owned by Viacom in accordance with the General Corporation Law of the State of Delaware;

          (ii) The obligations of each of the Company, Viacom and ePresence to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the condition that (1) each other party hereto shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing, (2) each of the representations and warranties of each other party contained in this Agreement (A) that are qualified by materiality or material adverse effect shall be true and correct in all respects as of the date of execution of this Agreement and at and as of the Closing as if made at and as of such time (except that representations and warranties that by their terms speak as of some other date need be true and correct only as of such specified date), and (B) that are not qualified by materiality or material adverse effect shall be true in all material respects as of the date of execution of this Agreement and at and as of the Closing as if made at and as of such time (except that representations and warranties that by their terms speak as of some other date need be true only as of such specified date) and (3) such party shall have received a certificate signed by a senior executive officer of each such other party to the foregoing effect; and

          (iii) The obligations of the Company to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the condition that the Company shall have received the resignation of each of the directors appointed to its Board by Viacom.

          Section 12.  Termination.  (a) This Agreement may be terminated at any
                       -----------
time prior to Closing, upon, except pursuant to clause (i) below, written notice by the terminating party to the other parties, as follows:

          (i) by mutual written agreement of the Company and Viacom, provided that the Company and Viacom provide reasonable notice to ePresence of such agreement;

          (ii) by either the Company or Viacom, if the Closing has not taken place on or before January 31, 2002 (the "End Date");

          (iii) by Viacom, if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company or ePresence set forth in this Agreement shall have occurred that would cause the condition set forth in Section 11(b)(ii) not to be satisfied by the Company or ePresence, and such condition is incapable of being satisfied by the Company or ePresence by the End Date; or

          (iv) by the Company, if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Viacom set forth in this Agreement shall have occurred that would cause the condition set forth in Section 11(b)(ii) not to be satisfied by Viacom, and such condition is incapable of being satisfied by Viacom by the End Date.

     Notwithstanding anything to the contrary in this Section 12(a), the right to terminate this Agreement under this Section 12(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of such termination event.


          The party desiring to terminate this Agreement pursuant to this
     Section 12(a) (other than pursuant to Section 12(a)(i)) shall give notice of such termination to each other party.

          (b) If this Agreement is terminated pursuant to Section 12(a), this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties hereto, provided that, if such termination shall result from the willful (i) failure of any party to fulfill a condition to the performance of the obligations of the other parties or (ii) failure of any party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages, subject to Section 13(n) of this Agreement, incurred or suffered by the other parties as a result of such failure. The provisions of this Section 12(b) and Sections 4(e) and 13 shall survive any termination hereof pursuant to Section 12(a).

          Section 13.  Miscellaneous.  (a) Notices.  All notices, requests and
                       -------------       -------
other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

          if to the Company, to:

          Switchboard Incorporated
          120 Flanders Road
          Westboro, MA  01581
          Attention:  Chief Executive Officer
          Fax:  (508) 898-8222
          and
          Attention:  General Counsel
          Fax:  (508) 898-8222

          with a copy to:

          Hale and Dorr LLP
          Bay Colony
          1100 Winter Street
          Waltham, MA  02451
          Attention:  Virginia Kingsley Kapner, Esq.
          Fax:  (781) 966-2100

          if to Viacom, to:

          Viacom Inc.
          1515 Broadway
          51/st/ Floor
          New York, New York 10036
          Attention:  Chief Financial Officer
          Fax:  (212) 846-1797
          and
          Attention:  General Counsel
          Fax:  (212) 258-6099

          if to ePresence, to:

          ePresence, Inc.
          120 Flanders Road
          Westboro, MA  01581
          Attention:  Chief Executive Officer
          Fax:  (508) 836-3281
          and
          Attention:  General Counsel
          Fax:  (508) 836-3281
or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m., and such day is a business day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          (b)    Survival of Representations and Warranties. The representations
                 ------------------------------------------
     and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall survive the Closing but shall speak only as of the date(s) made; provided that the representations and warranties contained in Section 10(h) shall survive until the second anniversary of the Closing but shall speak only as of the date(s) made.

          (c)    Amendments; Waivers. (i) Any provision of this Agreement may be
                 -------------------
     amended or waived prior to the Closing if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

          (ii) Except as expressly amended or waived hereby, the agreements referred to in this Agreement shall (to the extent not already terminated pursuant to their respective terms) remain in full force and effect in accordance with their respective terms until terminated pursuant to this Agreement. All references to such agreements in this Agreement and the other agreements referred to herein shall be deemed to be references to such agreements as amended or waived hereby.

          (iii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.


          (d)    Expenses. Except as otherwise provided in this Section, all
                 --------
     costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          (e)    Successors and Assigns. The provisions of this Agreement shall
                 ----------------------
     be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

          (f)  Governing Law.  This Agreement shall be governed by and construed
               -------------
     in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

          (g)  Jurisdiction.  Any suit, action or proceeding seeking to enforce
               ------------
     any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the federal court or state court located in the county of New York in the State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13(a) shall be deemed effective service of process on such party.

          (h)  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
               --------------------
     IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (i)  Counterparts; Effectiveness.  This Agreement may be signed in any
               ---------------------------
     number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. This Agreement may be executed by facsimile signatures. Except as expressly provided in Sections 3 and 5(d), no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

          (j)  Entire Agreement.  This Agreement and the agreements referred to
               ----------------
     herein constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

          (k)  Captions.  The captions herein are included for convenience of
               --------
     reference only and shall be ignored in the construction or interpretation hereof.

          (l)  Severability.  If any term, provision, covenant or restriction of
               ------------
     this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

          (m)  No Voting Agreement.  The parties hereto acknowledge and agree
               -------------------
     that this Agreement does not constitute an agreement, arrangement or understanding between ePresence and any other party hereto for the purpose of voting the shares of Common Stock held by ePresence in connection with the stockholder approval required to be obtained in order to satisfy the closing condition set forth in Section 11(b)(i).

          (n)  Limitation on Damages.  Notwithstanding any other provision in
               ---------------------
     this Agreement, no party to this Agreement or any of such party's Affiliates shall be liable to any other party or such other party's Affiliates for special, consequential, indirect or punitive damages.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                  SWITCHBOARD INCORPORATED



                                  By:   /s/ Douglas J. Greenlaw
                                       ------------------------------
                                  Name:   Douglas J. Greenlaw
                                  Title:  Chief Executive Officer


                                  VIACOM INC.



                                  By:   /s/ Richard J. Bressler
                                       --------------------------------
                                  Name:   Richard J. Bressler
                                  Title:  Senior Executive Vice President and
                                          Chief Financial Officer

                                  EPRESENCE, INC.



                                  By:   /s/ Richard M. Spaulding
                                       -----------------------------
                                  Name:   Richard M. Spaulding
                                  Title:  Sr. Vice President and
                                          Chief Financial Officer